1                                                                    EXHIBIT 21


                           SUBSIDIARIES OF THE COMPANY

NAME OF SUBSIDIARY                                            STATE OF INCORPORATION
------------------                                            ----------------------
Lechters Alabama, Inc.                                        Alabama

Lechters Arizona, Inc.                                        Arizona

Lechters Arkansas, Inc.                                       Arkansas

Lechters California, Inc.                                     California

Lechters Colorado, Inc.                                       Colorado

Lechters Connecticut, Inc.                                    Connecticut

Lechters Delaware, Inc.                                       Delaware

Lechters M Street, Inc.                                       District of Columbia

Lechters Florida, Inc.                                        Florida

Lechters Georgia, Inc.                                        Georgia

Lechters Idaho, Inc.                                          Idaho

Lechters Illinois, Inc.                                       Illinois

Lechters Indiana, Inc.                                        Indiana

Lechters Iowa, Inc.                                           Iowa

Lechters Kansas, Inc.                                         Kansas

Lechters Kentucky, Inc.                                       Kentucky

Lechters Louisiana, Inc.                                      Louisiana

Lechters Maine, Inc.                                          Maine

Lechters Baltimore, Inc.                                      Baltimore

Lechters Holyoke, Inc.                                        Massachusetts

Lechters Michigan, Inc.                                       Michigan

Lechters Minnesota, Inc.                                      Minnesota

Lechters Mississippi, Inc.                                    Mississippi

Lechters Missouri, Inc.                                       Missouri

Lechters Nebraska, Inc.                                       Nebraska

Lechters Nevada, Inc.                                         Nevada

Lechters New Hampshire, Inc.                                  New Hampshire

Lechters New Jersey, Inc.                                     New Jersey

Lechters New Mexico, Inc.                                     New Mexico

Lechters New York, Inc.                                       New York

2

                           SUBSIDIARIES OF THE COMPANY

NAME OF SUBSIDIARY                                            STATE OF INCORPORATION
------------------                                            ----------------------
Lechters N.Y.C., Inc.                                         New York

Lechters North Carolina, Inc.                                 North Carolina

Lechters Ohio, Inc.                                           Ohio

Lechters Oklahoma, Inc.                                       Oklahoma

Lechters Oregon, Inc.                                         Oregon

Lechters Pennsylvania, Inc.                                   Pennsylvania

Lechters Rhode Island, Inc.                                   Rhode Island

Lechters South Carolina, Inc.                                 South Carolina

Lechters Tennessee, Inc.                                      Tennessee

Lechters Texas, Inc.                                          Texas

Lechters Utah, Inc.                                           Utah

Lechters Vermont, Inc.                                        Vermont

Lechters Springfield, Inc.                                    Virginia

Lechters Washington, Inc.                                     Washington

Lechters West Virginia, Inc.                                  West Virginia

Lechters Wisconsin, Inc.                                      Wisconsin

Cooks Club, Inc.                                              New Jersey

Regent Gallery, Inc.                                          New Jersey

Simple Solutions of NJ, Inc.                                  New Jersey

Lechters.com, Inc.                                            New York

Harrison Investment, Corp.                                    Delaware

3

                           SUBSIDIARIES OF THE COMPANY

NAME OF SUBSIDIARY                                            STATE OF INCORPORATION
------------------                                            ----------------------
Thinkkitchen Alabama, Inc.                                    Alabama

Thinkkitchen Arizona, Inc.                                    Arizona

Thinkkitchen Arkansas, Inc.                                   Arkansas

Thinkkitchen California, Inc.                                 California

Thinkkitchen Colorado, Inc.                                   Colorado

Thinkkitchen Connecticut, Inc.                                Connecticut

Thinkkitchen Delaware, Inc.                                   Delaware

Thinkkitchen M Street, Inc.                                   District of Columbia

Thinkkitchen Florida, Inc.                                    Florida

Thinkkitchen Georgia, Inc.                                    Georgia

Thinkkitchen Hawaii, Inc.                                     Hawaii

Thinkkitchen Idaho, Inc.                                      Idaho

Thinkkitchen Illinois, Inc.                                   Illinois

Thinkkitchen Indiana, Inc.                                    Indiana

Thinkkitchen Iowa, Inc.                                       Iowa

Thinkkitchen Kansas, Inc.                                     Kansas

Thinkkitchen Kentucky, Inc.                                   Kentucky

Thinkkitchen Louisiana, Inc.                                  Louisiana

Thinkkitchen Maine, Inc.                                      Maine

Thinkkitchen Baltimore, Inc.                                  Baltimore

Thinkkitchen Michigan, Inc.                                   Michigan

Thinkkitchen Minnesota, Inc.                                  Minnesota

Thinkkitchen Mississippi, Inc.                                Mississippi

Thinkkitchen Missouri, Inc.                                   Missouri

Thinkkitchen Nebraska, Inc.                                   Nebraska

Thinkkitchen Nevada, Inc.                                     Nevada

Thinkkitchen New Hampshire, Inc.                              New Hampshire

Thinkkitchen New Mexico, Inc.                                 New Mexico

Thinkkitchen New York, Inc.                                   New York

4

                           SUBSIDIARIES OF THE COMPANY

NAME OF SUBSIDIARY                                            STATE OF INCORPORATION
------------------                                            ----------------------
Thinkkitchen N.Y.C., Inc.                                     New York

Thinkkitchen North Carolina, Inc.                             North Carolina

Thinkkitchen Ohio, Inc.                                       Ohio

Thinkkitchen Oklahoma, Inc.                                   Oklahoma

Thinkkitchen Oregon, Inc.                                     Oregon

Thinkkitchen Pennsylvania, Inc.                               Pennsylvania

Thinkkitchen Rhode Island, Inc.                               Rhode Island

Thinkkitchen South Carolina, Inc.                             South Carolina

Thinkkitchen Tennessee, Inc.                                  Tennessee

Thinkkitchen Texas, Inc.                                      Texas

Thinkkitchen Utah, Inc.                                       Utah

Thinkkitchen Vermont, Inc.                                    Vermont

Thinkkitchen Springfield, Inc.                                Virginia

Thinkkitchen Washington, Inc.                                 Washington

Thinkkitchen West Virginia, Inc.                              West Virginia

Thinkkitchen Wisconsin, Inc.                                  Wisconsin

Thinkkitchen, Inc.                                            New Jersey